                                                                   Exhibit 99(q)

                           FIRST AMERICAN FUNDS, INC.
                      FIRST AMERICAN INVESTMENT FUNDS, INC.
                       FIRST AMERICAN STRATEGY FUNDS, INC.
                      MOUNT VERNON SECURITIES LENDING TRUST

                               POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned persons hereby constitute and appoint Thomas S. Schreier, Mark S. Jordahl, James D. Alt, Kathleen L. Prudhomme, Charles R. Manzoni, Brett L. Agnew, Richard J. Ertel, and Jeffery M. Wilson, and each of them, his or her true and lawful attorneys-in-fact and agents, each acting alone, with full power of substitution and re-substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign a Registration Statement on Form N-1A of the above-referenced investment companies, and any and all amendments thereto, including post-effective amendments, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or the substitutes for such attorneys-in-fact and agents, may lawfully do or cause to be done by virtue hereof.

                 Signature                   Title        Date
                 ---------                   -----        ----
       /s/ Benjamin R. Field, III          Director   June 20, 2006
   -------------------------------------
            Benjamin R. Field, III


          /s/ Roger A. Gibson              Director   June 20, 2006
   -------------------------------------
              Roger A. Gibson


         /s/ Leonard W. Kesrowski          Director   June 20, 2006
   -------------------------------------
             Leonard W. Kedrowski


           /s/ Richard K. Riederer         Director   June 20, 2006
   -------------------------------------
             Richard K. Riederer


           /s/ Victoria J. Herget          Director   June 20, 2006
   -------------------------------------
              Victoria J. Herget


           /s/ Joseph D. Strauss           Director   June 20, 2006
   -------------------------------------
               Joseph D. Strauss


          /s/ Virginia L. Stringer         Chair      June 20, 2006
   -------------------------------------
             Virginia L. Stringer


              /s/ James M. Wade            Director   June 20, 2006
   -------------------------------------
                 James M. Wade